UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2002


                         First Defiance Financial Corp.
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             (Exact name of registrant as specified in its charter)



              Ohio                     0-26850                  34-1803915
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(State or other jurisdiction of      (Commission            (IRS Employer
 incorporation)                      File Number)           Identification No.)




                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
                                                           --------------

 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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    On June 7, 2002,  First  Defiance  Financial  Corp.  issued a press release, which is attached as Exhibit 99 hereto and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

                  (a) and (b).  Not applicable.

                  (c)      Exhibits.

                           See Index to Exhibits.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            FIRST DEFIANCE FINANCIAL CORP.



                                            By:  /s/ John C. Wahl
                                                 ----------------------------
                                                 John C. Wahl
                                                 Executive Vice President and
                                                     Chief Financial Officer


Date:  June 10, 2002

                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number                      Description
--------------                      -----------

      99           Press Release of First Defiance Financial Corp., dated
                   June 7, 2002